Exhibit 10.6

AMENDMENT NO. 1
TO THE
BAR HARBOR BANKSHARES
SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

            WHEREAS, effective as of January 1, 2003, Bar Harbor Bankshares adopted the Bar Harbor Bankshares Supplemental Executive Retirement Plan (the "Grandfathered Plan") for the purpose of providing deferred compensation for a select group of management or highly compensated employees; and

            WHEREAS, it is desirable that Bar Harbor Bankshares amend the Grandfathered Plan to cease additional benefit accruals under the Grandfathered Plan and to make the Grandfathered Plan relate solely to deferred compensation that was both earned and vested prior to January 1, 2005, so that the Grandfathered Plan will be treated as a grandfathered plan that is exempt from the requirements of Section 409A of the Internal Revenue Code of 1986, as amended.

            NOW, THEREFORE, the Grandfathered Plan is amended as follows

            (1) Effective as of January 1, 2005, Section 2.1 of the Grandfathered Plan is amended to read as follows:

            2.1 "Accrued Benefit" shall mean the monthly retirement benefit which a Participant is entitled to receive under the Plan if the payment of his or her benefit commences prior to his or her Normal Retirement Date, as set forth in Section A.3 of Annex A; provided, however, that Accrued Benefit shall not exceed the monthly retirement benefit which was both earned and vested by the Participant prior to January 1, 2005 under the terms of the Plan.

            (2) Effective as of January 1, 2005, Section 2.12 of the Grandfathered Plan is amended to read as follows:

            2.12 "Normal Retirement Benefit" shall mean the monthly retirement benefit which a Participant is entitled to receive if the payment of his or her benefit commences on or after his or her Normal Retirement Date, as set forth in Section A.2 of Annex A; provided, however, that Normal Retirement Benefit shall not exceed the monthly retirement benefit which was both earned and vested by the Participant prior to January 1, 2005 under the terms of the Plan.

            (3) Effective as of January 1, 2005, the last paragraph of Section 4.3 of the Grandfathered Plan is amended to read as follows:

            If an eligible Participant ceases to be a Disabled Participant, the Participant’s Disability Retirement Benefit shall cease. Thereafter, if the Participant subsequently becomes eligible to receive a Normal Retirement Benefit, an Early Retirement Benefit or a Vested Deferred Benefit, then the number of months during which such Normal Retirement Benefit, Early Retirement Benefit or Vested Deferred Benefit is payable shall be reduced so that the Present Value of such adjusted Normal Retirement Benefit, Early Retirement Benefit or Vested Deferred Benefit shall equal the excess (if any) of: (a) the Present Value of the unadjusted Normal Retirement Benefit, Early Retirement Benefit or Vested Deferred Benefit payable under the Plan; reduced by (b) the Present Value of the amounts previously received by the Participant as a Disability Retirement Benefit from the Plan.

            (4) Effective as of January 1, 2005, a new Section 12.7 is hereby added to the Grandfathered Plan to read as follows:

            12.7 Compliance With FDI Act.

            Notwithstanding anything herein contained to the contrary, any payments to a Participant by the Company, whether pursuant to this Plan or otherwise, are subject to and conditioned upon their compliance with Section 18(k) of the Federal Deposit Insurance Act ("FDI Act"), 12 U.S.C. Section 1828(k), and any regulations promulgated thereunder.

Dated this             day of            , 20    .

Witness:                                     BAR HARBOR BANKSHARES

_______________________    By__________________________
                                                        Title: Chairperson

            Pursuant to Section 11.1 of the Grandfathered Plan, the participants in the Grandfathered Plan hereby unanimously consent to the adoption of this Amendment No. 1 to the Grandfathered Plan.

________________________        Date:   _______________
Joseph M. Murphy

________________________         Date: _______________
Dean S. Read

 ________________________         Date: _______________
Gerald Shencavitz